Exhibit 10.11

SUPPLEMENTAL INDENTURE NO. 1

SUPPLEMENTAL INDENTURE No. 1 (this “Supplemental Indenture”), dated as of July 2, 2020, between Fidelis Insurance Holdings Limited, a Bermuda exempted company with limited liability (the “Issuer”) and The Bank of New York Mellon, not in its individual capacity but solely as trustee, registrar, transfer agent and paying agent (the “Trustee”).

W I T N E S E T H

WHEREAS, the Issuer has executed and delivered to the Trustee an indenture (the “Original Indenture” and, together with this Supplemental Indenture, the “Indenture”), dated as of June 18, 2020, providing for the issuance of $300,000,000 4.875% Senior Notes due 2030 (the “Existing Notes”);

WHEREAS, the execution and delivery of this Supplemental Indenture by the Issuer has been duly authorized by the Issuer and all conditions and requirements necessary to make this instrument a valid and binding agreement of the Issuer have been duly performed and complied with by the Issuer;

WHEREAS, the Issuer has heretofore executed and delivered a Board Resolution and an Officer’s Certificate to the Trustee in accordance with Section 2.15 of the Original Indenture;

WHEREAS, the Issuer has executed and delivered one global note (a “Global Note”), dated as of July 2, 2020, providing for the issuance of an additional aggregate principal amount of $30,000,000 of 4.875% Senior Notes due 2030 (the “New Notes”), pursuant to the terms of the Original Indenture;

WHEREAS, the Issuer has provided an Opinion of Counsel in a form satisfactory to the Trustee, and an Officer’s Certificate confirming that the issuance of New Notes is in accordance with the Indenture, each dated as of the date hereof;

WHEREAS, such New Notes are to become fully fungible with, constitute a single series of securities together with and have the same terms as the Existing Notes;

WHEREAS, the Issuer has requested the Trustee to execute and deliver this Supplemental Indenture, such Supplemental Indenture to be effective, valid and binding on the parties hereto and in respect of the New Notes; and

WHEREAS, Section 9.01(a)(iv) of the Original Indenture further provides that the Trustee is authorized, without the consent of any Holder, to execute any supplement to the Original Indenture to provide for the issuance of Additional Notes in accordance with the Original Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used in this Supplemental Indenture and not otherwise defined in this Supplemental Indenture shall have the meanings ascribed to them in the Original Indenture.

2. ADDITIONAL NOTES. As of the date hereof, the Issuer will issue the New Notes as “Additional Notes” under the Original Indenture, having terms substantially identical in all material respects to the Notes, at an issue price of 99.022% of the aggregate principal amount thereof, plus accrued and unpaid interest from June 18, 2020 to but excluding the date of delivery of the Notes. The Existing Notes and the New Notes shall be treated as a single class for all purposes under the Indenture and the New Notes will be fully fungible with the Existing Notes held through the Rule 144A Global Note(s) from the date of delivery of the New Notes.

3. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE AND THE ADDITIONAL NOTES WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE ADDITIONAL NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

4. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5. EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction hereof.

6. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or adequacy of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer.

7. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURE PART OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby. All of the rights, privileges, protections, immunities and benefits afforded to the Trustee under the Indenture are deemed to be incorporated herein, and shall be enforceable by the Trustee hereunder, in each of its capacities hereunder as if set forth herein in full.

8. SEVERABILITY. In case any provision of this Supplemental Indenture or in the Additional Notes shall be found to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any term or provision hereof invalid or unenforceable in any respect.

9. SUCCESSORS. All covenants and agreements in this Supplemental Indenture by the parties hereto shall bind their successors and assigns.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

FIDELIS INSURANCE HOLDINGS LIMITED, as Issuer

By:	/s/ Hinal Patel
	Name:	Hinal Patel
	Title:	Group CFO & Bermuda CEO

[Signature page to the Supplemental Indenture]

THE BANK OF NEW YORK MELLON, as Trustee, Registrar, Transfer Agent and Paying Agent

By:	/s/ Francine Kincaid
	Name:	Francine Kincaid
	Title:	Vice President

[Signature page to the Supplemental Indenture]